©2026 eHealthInsurance Services, Inc. 1 Q3 2026 Financial Results

©2026 eHealthInsurance Services, Inc. 2 Safe Harbor Statement Forward-Looking Statements This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or our future financial or operating performance. Forward-looking statements in this presentation include, but are not limited to, the following: our expectations regarding our business, industry and market trends, including market opportunity, consumer demand, carrier strategies and our competitive advantage and long-term vision; our estimates regarding membership, enrollment growth and acquisition costs; our estimates regarding commissions receivable collection and constrained lifetime value (“LTV”) of commissions receivable per approved member; our expectations regarding our technological and digital capabilities, including their expected impact on processing efficiency, accuracy, costs and plan matching; our expectations regarding the impact of our AI-powered platform; our expectations regarding our marketing investments and the timing, allocation, and impact of such investments; our expectations regarding our profitability, member retention and LTVs; our strategic objectives in 2026 and beyond, including our lifetime advisory model, product diversification efforts, business and growth strategy, cost management and cost-reduction initiatives, financial targets, and cash flow generation, and our ability to achieve such strategic objectives; our expectations regarding our Lifetime Advisory Model, including its impact on member retention, customer-advisor relationships, ancillary product sales and profitability; our financial strategies and our ability to achieve our financial targets, including our 2026 annual guidance for total revenue, GAAP net income, adjusted EBITDA and operating cash flow, our goal of achieving breakeven or better operating cash flow in 2026, our goal of returning to sustainable revenue growth beginning in 2027 and our three-year financial targets; our estimates for and the expected impact of positive net adjustment revenue on our 2026 annual guidance; and other statements regarding our future operations, financial condition, prospects and business strategies. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include those set forth in our filings with the Securities and Exchange Commission, including our latest Form 10-Q and Form 10-K. The forward-looking statements in this presentation are based on information available to us as of today, and we disclaim any obligation to update any forward-looking statements, except as required by law. Non-GAAP Information This presentation includes both GAAP and non-GAAP financial measures. The presentation of non-GAAP financial information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. Definitions and reconciliations of the non-GAAP financial measures included in this presentation to the most directly comparable GAAP financial measures is available in the Appendix to this presentation. Management uses both GAAP and non-GAAP information in evaluating and operating its business internally and as such has determined that it is important to provide this information to investors. The Company has not provided U.S. GAAP reconciliations of the forward-looking non-U.S. GAAP financial measures in this presentation because certain items that impact these measures cannot be reasonably predicted or determined. As a result, such reconciliations are not available without unreasonable efforts, and the Company is unable to determine the probable significance of the unavailable information.

©2026 eHealthInsurance Services, Inc. 3 Q3 2026 Earnings Highlights  Q3 2026 total revenue of $21.3 million declined 60% YoY, in line with our strategy of reducing marketing spend outside of key enrollment periods.  Q3 2026 positive net adjustment, or tail revenue, of $1.4 million compared to $12.2 million in Q3 2025.  Lifetime advisory model showed encouraging early results including improved 90-day retention for our Q2 2026 Medicare Advantage enrollment cohort and Q3 2026 ancillary product cross-sell rates nearly doubling YoY.  Total operating costs & expenses decreased 29% to $67.6 million compared to $95.4 million in Q3 2025.  Total marketing and advertising expense declined 55% YoY, Medicare segment variable marketing and advertising expense declined 73% YoY.  Remain on track to reduce FY 2026 variable and fixed operating costs and expenses by approximately $90.0 million, including fixed cost reduction of approximately $30.0 million YoY.  Q3 2026 GAAP net loss of $35.9 million compared to GAAP net loss of $31.7 million a year ago.  Q3 2026 adjusted EBITDA(1) of ($39.9) million compared to ($34.0) million a year ago.  Q3 2026 operating cash flow improved by $14.1 million, YoY. For the first nine-months of FY 2026, operating cash flow was $19.6 million, an increase of 85% YoY.  Cash, cash equivalents and marketable securities of $88.1 million; commissions receivable balance of $970.6 million as of September 30, 2026, representing 7% growth from September 30, 2025. Q3 2026 results were in line with expectations and reflect the implementation of the Lifetime Advisory Model and the impact of the cost-reduction initiatives (1) Refer to the appendix for definitions of certain metrics and our non-GAAP financial measures along with reconciliations to the most comparable GAAP measure.

©2026 eHealthInsurance Services, Inc. Year-1 Achievements Launched Lifetime Advisory Operating Model that combines relationship-driven sales with eHealth’s core advantages in consumer brand, technology, and carrier integrations. Continued to diversify our business through expansion of ancillary product sales and building out presence in the under-65 market including ICHRA/CHOICE offering for employers. 4 CEO Derrick Duke completed his first-year leading eHealth in September 2026. In that time span, our organization has made significant progress on several key initiatives: Implemented a cost-reduction program and on target to reduce 2026 variable and fixed operating costs and expenses by approximately $90 million YoY. Established three-year financial targets centered on expanding profitability and cash flow generation, with the goal of returning to sustainable revenue growth beginning in 2027.

©2026 eHealthInsurance Services, Inc. $53.9 $21.3 Q3-FY25 Q3-FY26 Revenue ($, MM) ($34.0) ($39.9) Q3-FY25 Q3-FY26 Adjusted EBITDA(1) ($, MM) ($31.7) ($35.9) Q3-FY25 Q3-FY26 GAAP Net Loss ($, MM) 5 Q3 2026 Revenue & Profitability (1) Refer to the appendix for definitions of certain metrics and our non-GAAP financial measures along with reconciliations to the most comparable GAAP measure. (60%) Q3 2026 results reflect the company’s deliberate choice to focus on member engagement in the second & third quarters. Lower tail revenue in Q3 2026 was a key driver of YoY declines in profitability. The ratio of Q3 2026 Medicare segment revenue to Medicare segment variable marketing and advertising cost was 3.9x, up from 2.9x YoY. $12.2 $1.4 Q3-FY25 Q3-FY26 Tail Revenue ($, MM) (89%)

©2026 eHealthInsurance Services, Inc. ($25.3) ($11.2) Q3-FY25 Q3-FY26 Operating Cash Flow ($, MM) 6 Q3 2026 & YTD Operating Cash Flow Progress Q3 2026 operating cash flow improved by $14.1M YoY. Through the first nine- months of 2026, operating cash flow is up 85% YoY. Breakeven or better operating cash flow is a key financial target for eHealth in 2026, and we believe we are on track to achieve this goal. $10.6 $19.6 YTD Q3-FY25 YTD Q3-FY26 Operating Cash Flow ($, MM) 85%

Q3 2026 Medicare Segment Performance

Q3 2026 Medicare segment revenue and Medicare segment profitability both declined YoY. These results were within expectations.

We are intentionally concentrating our Medicare marketing investment in quarters where consumer demand is highest, and our expected returns are most attractive.

Consistent with that strategy, Medicare segment variable marketing and advertising expense declined 73% YoY, and customer care and enrollment expense declined 24% YoY.


Medicare Segment Revenue
($, MM)
$49.9
$18.1
Q3-FY25
Q3-FY26


Medicare Segment Gross Profit
(Loss)(1) ($, MM)
($1.2)
($12.7)
Q3-FY25
Q3-FY26

(1) Refer to the appendix for definitions of certain metrics and our non-GAAP financial measures along with reconciliations to the most comparable GAAP measure.

©2026 eHealthInsurance Services, Inc.
eHealth | 7

Strong Early Performance Under Lifetime Advisory Model

Medicare segment variable marketing & advertising expense declined 73% while total Medicare submissions[1] declined 55% YoY.


Medicare Segment Variable Marketing & Advertising Expense ($, MM)
$16.9
(73%)
$4.6
Q3-FY25
Q3-FY26


Total Medicare Submissions
40,921
(55%)
18,466
Q3-FY25
Q3-FY26

Focus on member retention and customer-advisor relationship is yielding results

- ✓ **Improved 90-day retention for our Q2 2026 Medicare Advantage enrollment cohort compared to Q2 2025**
- ✓ **Q3 2026 ancillary product cross-sell rate nearly doubled YoY**

(1) Refer to the appendix for definitions of certain metrics and our non-GAAP financial measures along with reconciliations to the most comparable GAAP measures.

©2026 eHealthInsurance Services, Inc.
eHealth | 8

9 Launched Content Genius in Q3 2026 AI-powered platform that streamlines how we gather, validate, and publish information for thousands of Medicare plans. Many plans, many formats Content Genius HMO PPO HMO-POS D-SNP C-SNP Ancillary Validated & published Organized MA plan content Content Genius Expected Impact Faster AEP prep Already reduced processing time by over 90% Fewer manual errors Automated validation Lower cost Less manual labor Strong matching Feeds online and advisor tools ©2026 eHealthInsurance Services, Inc. 9

©2026 eHealthInsurance Services, Inc. Cumulative Tail Revenue Recognized ($MM) Reflects appropriate conservatism of LTV models $5 $86 $125 $146 $153 $201 $224 $268 $285 2018 2019 2020 2021 2022 2023 2024 2025 2026 Commissions Receivable Increased YoY $908 $971 Sep 30, 2025 Sep 30, 2026 Ending Commissions Receivable ($, MM) 7% Increases in commission rates and collections YoY have driven continued strength in commissions receivable and tail revenue performance. (YTD) 10

©2026 eHealthInsurance Services, Inc. 11 FY26 Guidance (1) Refer to the appendix for definitions of certain metrics and our non-GAAP financial measures along with reconciliations to the most comparable GAAP measure. 2026 Full Year Guidance Guidance Range (in millions) Total Revenue $405 – $445 GAAP Net Income $8 – $25 Adjusted EBITDA(1) $55 – $75 Operating Cash Flow ($10) – $12  2026 guidance includes the expected impact of positive net adjustment revenue which has been updated to be in the range of $17 million to $20 million to reflect Q3 2026 positive net adjustment revenue, compared to the previous range of $16 million to $20 million.

©2026 eHealthInsurance Services, Inc. Appendix 12

©2026 eHealthInsurance Services, Inc. 13 Definitions Segment gross profit (loss) is calculated as total revenue for the applicable segment less variable marketing and advertising expenses, segment customer care and enrollment expenses and cost of revenue for the applicable segment. Variable marketing and advertising expenses represent costs incurred in member acquisition from our direct marketing and marketing partner channels and exclude fixed overhead costs, such as personnel related costs, consulting expenses and other operating costs allocated to the marketing and advertising department. Segment CC&E expenses include expenses we incur in assisting applicants during the enrollment process and exclude operating costs allocated to the CC&E department. Submissions describe applications that are submitted by individuals online through our eHealth platform or completed with the assistance of our benefit advisors where the individual provides authorization to the benefit advisor to submit the application to the insurance carrier partner. The individual may have additional actions to take before the application will be reviewed by the insurance carrier and not all submissions ultimately become approved members. Non-GAAP financial measures within this presentation are defined as follows: • Adjusted EBITDA is calculated by excluding dividends for preferred stock and change in preferred stock redemption value (together the “impact from preferred stock”), provision for (benefit from) income taxes, depreciation and amortization, stock- based compensation expense, impairment, restructuring and other charges, interest expense, other income (expense), net, and other non-recurring charges from GAAP net income (loss) attributable to common stockholders. Other non-recurring charges to GAAP net income (loss) attributable to common stockholders may include transaction expenses in connection with capital raising transactions (whether debt, equity or equity-linked) and acquisitions, whether or not consummated, purchase price adjustments and the cumulative effect of a change in accounting principles.

©2026 eHealthInsurance Services, Inc. 14 Reconciliation of GAAP to Non-GAAP Financial Measures (1) Refer to the appendix for definitions of our non-GAAP financial measures.

©2026 eHealthInsurance Services, Inc. 15 Reconciliation of Guidance GAAP Net Loss Attributable to Common Stockholders to Adjusted EBITDA (1) Refer to the appendix for definitions of our non-GAAP financial measures.